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Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(f) of the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of us of an amendment to Schedule 13D relating to the Ordinary Shares of Celanese AG, a German stock corporation, and that any subsequent amendments thereto filed by any of us will be filed on behalf of each of us. This Agreement may be included as an exhibit to such joint filing.

DATE: September 20, 2004
BCP CRYSTAL ACQUISITION GMBH & CO. KG
	By:	/s/ Chinh Chu
		Name:	Chinh Chu
		Title:	Authorized Person

BCP ACQUISITION GMBH & CO. KG
By:	/s/ Chinh Chu
	Name:	Chinh Chu
	Title:	Authorized Person

BCP HOLDINGS GMBH
By:	/s/ Chinh Chu
	Name:	Chinh Chu
	Title:	Authorized Person

BCP MANAGEMENT GMBH
By:	/s/ Chinh Chu
	Name:	Chinh Chu
	Title:	Authorized Person

BCP CAYLUX HOLDINGS LUXEMBOURG S.C.A.
By:	BCP Caylux Holdings Ltd. 1, its manager

By:	/s/ Chinh Chu
	Name:	Chinh Chu
	Title:	Authorized Person

BCP CAYLUX HOLDINGS LTD. 1
By:	/s/ Chinh Chu
	Name:	Chinh Chu
	Title:	Authorized Person

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BLACKSTONE CAPITAL PARTNERS (CAYMAN) IV L.P.
By:	Blackstone Management Associates (Cayman) IV L.P., its general partner

By:	Blackstone LR Associates (Cayman) IV Ltd., its general partner

By:	/s/ Chinh Chu
	Name:	Chinh Chu
	Title:	Authorized Person

BLACKSTONE CAPITAL PARTNERS (CAYMAN) IV-A L.P.
By:	Blackstone Management Associates
(Cayman) IV L.P., its general partner

By:	Blackstone LR Associates (Cayman) IV Ltd., its general partner

By:	/s/ Chinh Chu
	Name:	Chinh Chu
	Title:	Authorized Person

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP (CAYMAN) IV-A L.P.
By:	Blackstone Management Associates
(Cayman) IV L.P., its general partner

By:	Blackstone LR Associates (Cayman) IV Ltd., its general partner

By:	/s/ Chinh Chu
	Name:	Chinh Chu
	Title:	Authorized Person

BLACKSTONE CHEMICAL COINVEST PARTNERS (CAYMAN) L.P.
By:	Blackstone Management Associates
(Cayman) IV L.P., its general partner

By:	Blackstone LR Associates (Cayman)
IV Ltd., its general partner

By:	/s/ Chinh Chu
	Name:	Chinh Chu
	Title:	Authorized Person

BLACKSTONE MANAGEMENT ASSOCIATES (CAYMAN) IV L.P.
By:	Blackstone LR Associates (Cayman) IV Ltd., its general partner

By:	/s/ Chinh Chu
	Name:	Chinh Chu
	Title:	Authorized Person

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BLACKSTONE LR ASSOCIATES (CAYMAN) IV LTD.
By:	/s/ Chinh Chu
	Name:	Chinh Chu
	Title:	Authorized Person

BLACKSTONE CRYSTAL HOLDINGS CAPITAL PARTNERS (CAYMAN) IV LTD.
By:	/s/ Chinh Chu
	Name:	Chinh Chu
	Title:	Authorized Person

BLACKSTONE CAPITAL PARTNERS (CAYMAN) LTD. 1
By:	/s/ Chinh Chu
	Name:	Chinh Chu
	Title:	Authorized Person

BLACKSTONE CAPITAL PARTNERS (CAYMAN) LTD. 2
By:	/s/ Chinh Chu

	Title:	Name: Chinh Chu Authorized Person

BLACKSTONE CAPITAL PARTNERS (CAYMAN) LTD. 3
By:	/s/ Chinh Chu

	Title:	Name: Chinh Chu Authorized Person

BCP CRYSTAL HOLDINGS LTD. 2
By:	/s/ Chinh Chu
	Name:	Chinh Chu
	Title:	Authorized Person

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CRYSTAL US HOLDINGS 3 L.L.C.
By:	/s/ Chinh Chu
	Name:	Chinh Chu
	Title:	Manager

/s/ Peter G. Peterson

PETER G. PETERSON
/s/ Stephen A. Schwarzman
STEPHEN A. SCHWARZMAN